THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln AssetEdge® VUL 2015, Lincoln AssetEdge® Exec VUL 2015, Lincoln AssetEdge® VUL 2019,

Lincoln AssetEdge® Exec VUL 2019, Lincoln AssetEdge® VUL 2019-2, Lincoln AssetEdge® Exec VUL 2019-2,

Lincoln AssetEdge® VUL 2020, Lincoln AssetEdge® Exec VUL 2020, Lincoln AssetEdge® VUL 2022,

Lincoln AssetEdge® VUL 2022-2, Lincoln AssetEdge® VUL 2025, Lincoln AssetEdge® VUL 2025-2,

Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln VULONE 2019, Lincoln VULONE 2021

Lincoln Life Flexible Premium Variable Life Account R

Lincoln AssetEdge® SVUL, Lincoln AssetEdge® SVUL – No Indexed Accounts, Lincoln SVULONE 2013,

Lincoln SVULONE 2016, Lincoln SVULONE 2019, Lincoln SVULONE 2021

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate ExecSM VUL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln AssetEdge® VUL 2015, Lincoln AssetEdge® Exec VUL 2015

Supplement dated October 23, 2025 to the Prospectus dated May 1, 2025

This Supplement outlines important changes to certain investment options under your flexible premium variable life insurance contract. These changes are related to Appendix A – Funds Available Under The Policy. All other provisions outlined in your variable life insurance prospectus, as supplemented, remain unchanged.

The Board of Trustees of Lincoln Variable Insurance Products Trust recently approved a new sub-advisory agreement between Lincoln Financial Investments Corporation and Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust (“NIFA”) and a new sub-sub-advisory agreement between NIFA and Macquarie Investment Management Global Limited (together, the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements were approved in connection with the acquisition of Macquarie Asset Management’s U.S. and European public investments business (the “Acquisition”). The New Sub-Advisory Agreements will become effective on the closing date of the Acquisition, which is expected to be on or about November 1, 2025 (the “Acquisition Date”). As of the Acquisition Date, the following fund names will be revised accordingly. The Acquisition will not affect the fees or expenses of the funds.

Former Fund Name	New Fund Name
LVIP Macquarie Diversified Floating Rate Fund	LVIP Nomura Diversified Floating Rate Fund
LVIP Macquarie Mid Cap Value Fund	LVIP Nomura Mid Cap Value Fund
LVIP Macquarie SMID Cap Core Fund	LVIP Nomura SMID Cap Core Fund
LVIP Macquarie Social Awareness Fund	LVIP Nomura Social Awareness Fund
LVIP Macquarie U.S. Growth Fund	LVIP Nomura U.S. Growth Fund
LVIP Macquarie U.S. REIT Fund	LVIP Nomura U.S. REIT Fund

All other information about the funds, including principal investment strategies, can be found in the fund’s prospectus.

You can obtain additional information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.